UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2016

WisdomTree COAL Fund

(Registrant)

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	90-6214629 (IRS Employer ID Number)

c/o WisdomTree Coal Services, LLC 245 Park Avenue 35th Floor New York, NY (Address of principal executive offices)	10167 (Zip Code)

001-36840

(Commission File Number)

1-866-909-9473

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Previous Independent Registered Public Accounting Firm

On April 7, 2016, WisdomTree Coal Services, LLC (the “Sponsor”), the commodity pool operator of WisdomTree Coal Fund (the “Fund”), dismissed the Fund’s independent registered public accounting firm, Grant Thornton, LLP (“Grant Thornton”).

The report of Grant Thornton on the Fund’s financial statements as of and for the years ended December 31, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund’s two most recent years and the subsequent interim period preceding Grant Thornton’s dismissal, there were: (i) no “disagreements” (within the meaning of Item 304(a) of Regulation S-K) with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreements in its report on the Fund’s financial statements; and (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Sponsor provided Grant Thornton with a copy of the foregoing disclosures and requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether Grant Thornton agrees with the statements made by the Sponsor with respect to Grant Thornton above, and if not, stating the respects in which Grant Thornton does not agree. A copy of Grant Thornton’s letter, dated April 12, 2016, is attached as Exhibit 16.1 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm

On April 8, 2016, the Sponsor approved the engagement of Ernst & Young LLP (“EY”) as the new independent registered public accounting firm for the Fund. During the Fund’s two most recent years and the subsequent interim period preceding EY’s engagement, neither the Fund nor anyone on its behalf consulted EY regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, and no written report or oral advice was provided to the Fund that EY concluded was an important factor considered by the Fund in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” or “reportable event” (within the meaning of Item 304(a) of Regulation S-K and Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
16.1	Letter of Grant Thornton LLP dated April 12, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISDOMTREE COAL FUND

By WisdomTree Commodity Services, LLC, the Sponsor

By:	/s/ Gregory Barton
	Name:	Gregory Barton
	Title:	President

Date: April 12, 2016

EXHIBIT INDEX

Exhibit
Number	Exhibit Title

16.1	Letter of Grant Thornton LLP dated April 12, 2016